UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-23368	Date of Notification: June 22, 2022

2. Exact name of Investment Company as specified in registration statement:

1WS Credit Income Fund

3. Address of principal executive office: (number, street, city, state, zip code)

299 Park Avenue, 25 Floor

New York, NY 10171

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Kurt A. Locher
Kurt A. Locher
Chief Executive Officer

1WS CREDIT INCOME FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

June 22, 2022

Dear 1WS Credit Income Fund Shareholder,

Thank you for your investment. The purpose of this notice is to announce a quarterly repurchase offer for 1WS Credit Income Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on June 22, 2022 and end, unless extended, on July 14, 2022 (“Repurchase Request Deadline”).

If you are a financial intermediary holding 1WS Credit Income Fund shares for customers in a nominee account, please immediately forward this notice or provide equivalent communication to your customers with a beneficial holding of 1WS Credit Income Fund.

Notification of election to redeem shares through the Depository Trust and Clearing Corporation or its subsidiary National Securities Clearing Corporation, showing 1WS Credit Income Fund shares to be redeemed by each of your customers, must be received by DST Systems, Inc. (the “Transfer Agent”) in proper form by 5:00 p.m. Central Time on Thursday, July 14, 2022, to be effective.

For details of the offer, please refer to the attached Repurchase Offer, or you may call us at (833) 834-4923.

Sincerely,

1WS Credit Income Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to net asset value fluctuation during that time.

1WS CREDIT INCOME FUND REPURCHASE OFFER

1. The Offer. 1WS Credit Income Fund (the “Fund”) is offering to repurchase, for cash, up to 5% of its issued and outstanding Class A-2 and Class I shares (“Shares”) of beneficial interest (“Repurchase Offer Amount”) at a price equal to the respective net asset value (“NAV”) as of the close of regular trading hours on the New York Stock Exchange (normally, 4:00 p.m., Eastern Time) on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for the Fund’s Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s currently effective prospectus and statement of additional information, as amended or supplemented.

2. Net Asset Value. On June 15, 2022, the NAV of the Class A-2 Shares was $19.59 per share, and the NAV of the Class I Shares was $19.73 per share. The NAVs at which the Fund will repurchase the respective Shares will not be calculated until the Repurchase Pricing Date (defined below). A Share’s NAV can fluctuate, prior to such time. Therefore, the NAVs on the Repurchase Pricing Date may be higher or lower than the respective NAV stated above or the NAV on the date on which you submit your repurchase request. A Share’s current NAV may be obtained by calling (833) 834-4923 and asking for the most recent price. The Shares of the Fund are not traded on any organized market or securities exchange.

3. Repurchase Request Deadline. All repurchase requests must be received in proper form by 5:00 p.m. Central Time on July 14, 2022.

4. Repurchase Pricing Date. The Shares’ NAVs used to calculate the repurchase prices will be determined on July 14, 2022 (the “Repurchase Pricing Date”). These NAVs may be higher or lower than the respective NAV on the date on which you submit your repurchase request.

5. Repurchase Payment Deadline. The Fund expects to make payments for all Shares repurchased no more than seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6. Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than 100 Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an individual retirement account (“IRA”) or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7. Withdrawal or Modification. Tenders of Shares may be withdrawn or modified by shareholders at any time prior to the Repurchase Request Deadline.

8. Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Fund’s board of trustees, including a majority of the independent trustees, and only in the following limited circumstances:

•	If the repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine a Share’s respective NAV; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

You will be notified if the Fund suspends or postpones the offer, and will be notified again if the Fund resumes its offer.

9. Tax Consequences. You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of Shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by you.

10. No Redemption Fee. No redemption fees will apply if you sell your Shares pursuant to the Fund’s quarterly repurchase program.

11. Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. Subject to adherence to Rule 23c-3 of the Investment Company Act of 1940, the Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

12. Repurchase Offer Consequences; Expenses. Repurchases of Shares will have the effect of decreasing the size of the Fund and increasing both the proportionate interest in the Fund of shareholders who do not tender Shares and the Fund's expenses as a percentage of average net assets. A reduction in the aggregate assets of the Fund may result in investors who do not tender Shares bearing higher costs to the extent that certain expenses borne by the Fund are relatively fixed and may not decrease if assets decline. Further, interest on any borrowings to finance share repurchase transactions may reduce the Fund's returns. These effects may be reduced or eliminated to the extent that additional subscriptions for Shares are made from time to time.

13. Record Date. This repurchase offer is made to holders of record of the Fund’s Shares as of June 13, 2022.

None of the Fund, 1WS Capital Advisors, LLC (the “Adviser”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”) nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Transfer Agent, nor the Distributor is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its board of trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether to tender Shares and, if so, how many Shares to tender. No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Repurchase Offer. No person has been authorized to give any information or to make any representations in connection with this Repurchase Offer other than those contained herein or in the Fund’s currently effective prospectus or statement of additional information, as amended or supplemented. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund. For additional information about this Repurchase Offer, contact your financial professional.